                                    EXHIBIT 99

                              Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.

Date of Earliest Transaction

Required to be Reported:       December 30, 2011

Issuer & Symbol:               eResearch Technology, Inc. (ERES)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                    Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

January 3, 2012

RICHARD C. BLUM & ASSOCIATES, INC.     BLUM CAPITAL PARTNERS, L.P.

                                       By:  Richard C. Blum & Associates, Inc.

                                            its General Partner

By:  /s/ Gwen G. Reinke                By:  /s/ Gwen G. Reinke

     ------------------------------         ------------------------------

     Gwen G. Reinke                         Gwen G. Reinke

     General Counsel and Chief              General Counsel and Chief

     Compliance Officer                     Compliance Officer

BLUM STRATEGIC GP II, L.L.C.           BLUM STRATEGIC GP III, L.L.C.

By: /s/ Gwen G. Reinke                 By: /s/ Gwen G. Reinke

    -------------------------------        ---------------------------------

    Gwen G. Reinke                         Gwen G. Reinke

    Member                                 Member

BLUM STRATEGIC GP III, L.P.            BLUM STRATEGIC GP IV, L.P.

By:  Blum Strategic GP III, L.L.C.     By:  Blum Strategic GP IV, L.L.C.

     its General Partner                    its General Partner

By: /s/ Gwen G. Reinke                 By: /s/ Gwen G. Reinke

    -------------------------------        ---------------------------------

    Gwen G. Reinke                         Gwen G. Reinke

    Member                                 Member

BLUM STRATEGIC GP IV, L.L.C

By: /s/ Gwen G. Reinke

    -------------------------------

    Gwen G. Reinke

    Member